FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                   May 6, 1999



                          COMPUSONICS VIDEO CORPORATION
             (Exact Name of Registrant as specified in its charter)



       COLORADO                  0-14200                   84-1001336
 ------------------         ----------------            -----------------------
 (State or other            (Commission file            (I.R.S. Employer
  jurisdiction of            number)                     Identification Number)
  incorporation or
  organization)



 7001 Orchard Lake Rd., Ste. 424
 W. Bloomfield, Michigan                                      48322-3608
---------------------------------------                  ----------------------
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (248) 851-5651



                                       N/A
           ----------------------------------------------------------
           Former name or former address, if changed from last report

Item 5:     Other Events

      Effective May 6, 1999, the Board of Directors of CompuSonics Video Corporation (the "Registrant") has extended the expiration date of the Class A Warrants and the related underlying Class B Warrants (represented by the Class A Warrants) from 5:00 p.m. Mountain Time, May 15, 1999 to 5:00 o'clock p.m. Mountain Time, May 15, 2000. The exercise prices and conditions of exercising these Warrants of both Class A and Class B, and all the Registrant's rights (including making a redemption of the Class A Warrants, if desired), all remain the same as spelled out in the Prospectus of November 27, 1985, with the sole exception that the exercise time period has been extended as stated in this resolution.

      The Registrant's Stock Transfer Agent was notified by letter from the Registrant's Chief Financial Officer as to the extension, per the actions of the Registrant's Board of Directors.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 6, 1999

                                    COMPUSONICS VIDEO CORPORATION



                                    By s\Robert R. Hebard
                                      ----------------------------
                                       Robert R. Hebard
                                       Chief Financial Officer/Treasurer/
                                       Chief Executive Officer